Exhibit 10.9

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLEMENTAL AGREEMENT NO. 4 to

PURCHASE AGREEMENT NUMBER 04761

between

THE BOEING COMPANY

and

United Airlines, Inc.

relating to

Boeing Model 737 MAX Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 4 (SA-4) is entered into as of June 30, 2020 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);

WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer:

(i)	provide Customer with certain ***;

(ii)	revise the *** Aircraft;

(iii)	revise conditions on consideration applicable to certain Boeing aircraft;

(iv)	*** delivery of certain Aircraft; and

(v)	*** delivery month to be used for calculation of the ***;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-4”).

2.	Letter Agreements.

2.1.         Letter Agreement No. UAL-PA-04761-LA-l801463R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l801463R2 entitled “*** Matters” (identified by “SA-4”) to provide Customer with certain ***.

UAL-PA-04761	SA-4, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.2.          Letter Agreement No. UAL-PA-04761-LA-1807022R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1807022R3 entitled “*** Aircraft – 737-10” (identified by “SA-4”) to *** Aircraft.

2.3.          Letter Agreement No. UAL-PA-04761-LA-2001831 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-2001831R1 entitled “Certain Special Matters” (identified by “SA-4”).

3.	Miscellaneous.

3.1.          ***.

3.1.1.       The calculation of the *** for each of (i) the *** 737-*** Aircraft *** under this Purchase Agreement, (ii) the *** 737-*** Test Aircraft (as that term is defined in Letter Agreement UAL-LA-1703800), and (iii) the 737-*** Aircraft *** will be based on the *** scheduled delivery month ***.

3.1.2.       All other Aircraft that are ***.

3.2.          The *** Deposits, as defined in Section 5.1 of the *** Aircraft Letter Agreement, for the *** Aircraft will be applied toward ***.

3.3.          The excess of *** made by Customer over the requirements of the Purchase Agreement shall be retained by Boeing for application as directed by Customer *** amounts to Boeing.

3.4.          Termination.

3.4.1.       Customer and Boeing each agree to *** under the Purchase Agreement for the Aircraft specified in Section 3.1.1 of this SA-4.

3.4.2.       With the exception of the Aircraft specified in Section 3.1.1 of this SA-4, *** delivery dates will be provided in the ***.

3.5.          The parties agree that the *** quantity of Boeing Model 737 MAX aircraft to be delivered to Customer under any purchase agreement by *** however, the parties agree that ***

3.6.          The parties agree to ***.

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04761	SA-4, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04761	SA-4, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-2
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-2

EXHIBITS
A	737-8 Aircraft Configuration	SA-2
A	737-9 Aircraft Configuration	SA-1
A	737-10 Aircraft Configuration	SA-2
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components

UAL-PA-04761	Table of Contents, Page 1 of 4	SA-4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R2	*** Matters	SA-4
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R1	Open Matters 737-8 Aircraft and 737-10 Aircraft Deleted with SA-3	SA-2
UAL-PA-04761-LA-1801466	Seller Purchased Equipment
UAL-PA-04761-LA-1801467R2	Special Matters – 737 MAX Aircraft	SA-2
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469	***
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474	*** for the 737-10 Aircraft
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478	Delivery *** Matters
UAL-PA-04761-LA-1807022R3	*** Aircraft – 737-***	SA-4
UAL-PA-04761-LA-1807420	737-9 Aircraft Model ***	SA-1

UAL-PA-04761	Table of Contents, Page 2 of 4	SA-4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS, continued		SA NUMBER
UAL-PA-04761-LA-1807490R1	737-8 Aircraft and 737-9 Aircraft ***	SA-2
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4

UAL-PA-04761	Table of Contents, Page 3 of 4	SA-4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018

Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018

Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020

Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020

UAL-PA-04761	Table of Contents, Page 4 of 4	SA-4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801463R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Matters

References:	1)	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801463R1 dated March 20, 2020.

The Purchase Agreement incorporates the terms and conditions of the AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.	***

1.7	For purposes of this Letter Agreement:

***

2.	***

*** will be due on the ***. In the event that ***.

3.	*** Rights.

3.1            Customer agrees that ***.

3.2            In the event Boeing *** to Boeing pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** under the Purchase Agreement as amended by this Letter Agreement. Customer will ***.

UAL-PA-04761-LA-1801463R2	SA-4
*** Matters	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.3            For all purposes of this paragraph 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

4.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

5.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801463R2	SA-4
*** Matters	Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 30, 2020

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801463R2	SA-4
*** Matters	Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1807022R3

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Aircraft – 737-***

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	*** Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in both Table 1’s to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** additional Model 737-*** aircraft as ***

2.	Delivery.

The number of aircraft and delivery months are listed in Attachment A-1 (Attachment A) to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** Nominal Delivery Month of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a *** Attachment A of the scheduled delivery month for each *** Aircraft with a Nominal Delivery Month in such calendar year.

3.	Configuration.

3.1            Subject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-*** aircraft, at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification *** *** applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2            Subject to ***, the *** Aircraft ***, provided that it can achieve *** which would result pursuant to the provisions of Article 3.1.

4.	Price.

4.1            The Airframe Price and *** Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement.  ***.

4.2            The Airframe Price, *** Features Prices, and Aircraft Basic Price for each of the ***. Aircraft shall *** in accordance with the terms set forth in Article 2.1.5 (***) of the AGTA.

UAL-PA-04761-LA-1807022R3	SA-4
*** Aircraft – 737-***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.3            The *** Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5.	Payment.

5.1            ***

5.2            Notwithstanding the amount shown in Attachment A, the *** Deposit will be *** for each *** Aircraft.

5.3            At Definitive Agreement for the *** Aircraft, *** will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be paid at the time of delivery.

6.	***

6.1            Customer may *** by giving written notice to Boeing on or before the date ***

6.2            After receipt of Customer’s ***.

***

7.	Definitive Agreement.

Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) within ***. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within ***, either party ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will ***.

8.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807022R3	SA-4
*** Aircraft – 737-***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 30, 2020

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1807022R3	SA-4
*** Aircraft – 737-***	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A-1 to Letter Agreement No. UAL-PA-04761-LA-1807022R3
737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	Subject to confirmation	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of *** Aircraft			***	*** Expiry		*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
	Date	Aircraft	(Airframe)		Delivery ***	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

* Nominal delivery *** pursuant to §2 of Letter Agreememt UAL-PA-04761-LA-1807022 including any successor thereof.

SA-4, MAX ***
UAL-PA-04761-112118-1F.TXT	Att. A-1, Page 1

Boeing / United Airlines, Inc. Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-2001831R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Certain Special Matters

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-2001831 dated March 20, 2020.

1.             Customer Business Consideration.

1.1.            Boeing will provide to Customer the business considerations described as follows:

***

3.             Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4.             Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-In-Fact

UAL-PA-04761-LA-2001831R1	SA-4

Certain Special Matters	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO AS OF

Date:	June 30, 2020

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-2001831R1	SA-4

Certain Special Matters	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY